                                                                   Exhibit 10.23

                                                                  EXECUTION COPY


                                     364-DAY

           COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT


                         Dated as of September 25, 2000

                                      among

                            LUCENT TECHNOLOGIES INC.

                                       and

                                   AVAYA INC.,

                                  as Borrowers,

                            THE LENDERS PARTY HERETO,

                                 CITIBANK, N.A.,

                                    as Agent

                           SALOMON SMITH BARNEY INC.,

                                as Lead Arranger,

 BANK ONE, NA, THE CHASE MANHATTAN BANK and DEUTSCHE BANK AG NEW YORK AND/OR
                            CAYMAN ISLANDS BRANCHES,

                    as Co-Syndication Agents and Co-Arrangers

                                       and

                                 COMMERZBANK AG

                                 as Co-Arranger

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----

                              ARTICLE I Definitions

SECTION 1.01. Defined Terms..................................................................1
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SECTION 1.02. Terms Generally...............................................................12
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                             ARTICLE II The Credits
                                        -----------
SECTION 2.01. Commitments...................................................................12
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SECTION 2.02. Loans.........................................................................12
             ------
SECTION 2.03. Competitive Bid Procedure.....................................................13
             --------------------------
SECTION 2.04. Committed Borrowing Procedure.................................................16
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SECTION 2.05. Conversion and Continuation of Committed Loans................................16
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SECTION 2.06. Fees..........................................................................17
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SECTION 2.07. Repayment of Loans; Evidence of Debt..........................................18
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SECTION 2.08. Interest on Loans.............................................................18
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SECTION 2.09. Default Interest..............................................................20
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SECTION 2.10. Alternate Rate of Interest....................................................20
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SECTION 2.11. Termination and Reduction of Commitments......................................20
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SECTION 2.12. Prepayment....................................................................21
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SECTION 2.13. Reserve Requirements; Change in Circumstances.................................21
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SECTION 2.14. Change in Legality............................................................23
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SECTION 2.15. Indemnity.....................................................................23
             ----------
SECTION 2.16. Pro Rata Treatment............................................................24
             -------------------
SECTION 2.17. Sharing of Setoffs............................................................25
             -------------------
SECTION 2.18. Payments......................................................................25
             ---------
SECTION 2.19. Taxes.........................................................................25
             ------
SECTION 2.20. Mandatory Assignment; Commitment Termination..................................28
             ---------------------------------------------
SECTION 2.21. Expansion of Commitments......................................................28
             -------------------------
SECTION 2.22. Extension of Maturity Date....................................................29
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                   ARTICLE III Representations and Warranties
                               ------------------------------
SECTION 3.01. Organization; Powers..........................................................30
             ---------------------
SECTION 3.02. Authorization.................................................................30
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SECTION 3.03. Enforceability................................................................30
             ---------------
SECTION 3.04. Governmental Approvals........................................................31
             -----------------------
SECTION 3.05. Financial Statements..........................................................31
             ---------------------
SECTION 3.06. Litigation; Compliance with Laws..............................................31
             ---------------------------------
SECTION 3.07. Federal Reserve Regulations...................................................32
             ----------------------------
SECTION 3.08. Investment Company Act; Public Utility Holding Company Act....................32
             -----------------------------------------------------------
SECTION 3.09. Use of Proceeds...............................................................32
             ----------------
SECTION 3.10. No Material Misstatements.....................................................32
             --------------------------
SECTION 3.11. Initial Borrower..............................................................32
             -----------------

                                      i


                        ARTICLE IV Conditions of Lending

SECTION 4.01. All Borrowings................................................................32
             ---------------
SECTION 4.02. Closing Date..................................................................33
             -------------
SECTION 4.03. Initial Borrowing by the Subsequent Borrower..................................34
             ---------------------------------------------

                               ARTICLE V Covenants

SECTION 5.01. Existence.....................................................................34
             ----------
SECTION 5.02. Financial Statements, Reports, Etc............................................35
             ------------------------------------
SECTION 5.03. Maintaining Records...........................................................36
             --------------------
SECTION 5.04. Use of Proceeds...............................................................36
             ----------------
SECTION 5.05. Compliance with Laws, Etc.....................................................36
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SECTION 5.06. Consolidations, Mergers, and Sales of Assets..................................36
             ---------------------------------------------
SECTION 5.07. Limitations on Liens..........................................................36
             ---------------------
SECTION 5.08. Interest Coverage Ratio.......................................................37
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                          ARTICLE VI Events of Default


                              ARTICLE VII The Agent


                           ARTICLE VIII Miscellaneous

SECTION 8.01. Notices.......................................................................42
             --------
SECTION 8.02. Survival of Agreement.........................................................43
             ----------------------
SECTION 8.03. Binding Effect................................................................43
             ---------------
SECTION 8.04. Successors and Assigns........................................................43
             -----------------------
SECTION 8.05. Expenses; Indemnity...........................................................45
             --------------------
SECTION 8.06. Right of Setoff...............................................................46
             ----------------
SECTION 8.07. Applicable Law................................................................47
             ---------------
SECTION 8.08. Waivers; Amendment............................................................47
             -------------------
SECTION 8.09. Entire Agreement..............................................................47
             -----------------
SECTION 8.10. Severability..................................................................47
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SECTION 8.11. Counterparts..................................................................48
             -------------
SECTION 8.12. Headings......................................................................48
             ---------
SECTION 8.13. Assignment, Delegation and Assumption.........................................48
             --------------------------------------

SCHEDULE I     Applicable Lending Offices
SCHEDULE 2.01  Allocations

EXHIBIT A-1    Form of Competitive Bid Request
EXHIBIT A-1    Form of Notice of Competitive Bid Request
EXHIBIT A-3    Form of Competitive Bid
EXHIBIT A-4    Form of Competitive Accept/Reject Letter
EXHIBIT A-5    Form of Competive Bid Note
EXHIBIT A-6    Form of Committed Borrowing Request



EXHIBIT B      Form of Standby Note
EXHIBIT C      Assignment and Acceptance
EXHIBIT D-1    Form of Opinion of Counsel for Lucent Technologies
EXHIBIT D-2    Form of Opinion of Counsel to Avaya Inc.

               364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of September 25, 2000, among LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Initial Borrower"), AVAYA INC., a Delaware corporation (the "Subsequent Borrower"), the lenders listed in Schedule 2.01 (the "Lenders"), CITIBANK, N.A., a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), SALOMON SMITH BARNEY INC., as Lead Arranger, BANK ONE, NA, THE CHASE MANHATTAN BANK and DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as Co-Syndication Agents and Co-Arrangers, and COMMERZBANK AG, as Co-Arranger.

               The Initial Borrower and the Subsequent Borrower have requested the Lenders to extend credit to the Borrower (as herein defined) to enable them to borrow on a standby revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date (as herein defined) a principal amount not in excess of $850,000,000 at any time outstanding. The Initial Borrower and the Subsequent Borrower have also requested the Lenders to provide a procedure pursuant to which the Borrower may invite the Lenders to bid on an uncommitted basis on borrowings by the Borrower. The proceeds of such borrowings are to be used for general corporate purposes, including refunding of debt, support for commercial paper and acquisition financing. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions herein set forth.

               Accordingly, the Initial Borrower, the Subsequent Borrower, the Lenders and the Agent agree as follows:

                                   ARTICLE I

                                  Definitions

               SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

               "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

               "ABR Loan" shall mean any Committed Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

               "Administrative Fees" shall have the meaning assigned to such term in Section 2.06(b).

               "Administrative Questionnaire" shall mean an Administrative Questionnaire containing contact information for each Lender in form satisfactory to the Agent.

               "Affiliate" shall mean, when used with respect to a specified person, another person that directly or indirectly controls or is controlled by or is under common control with the person specified.

               "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Base Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its base rate in effect at its principal office in New York City; each change in the Base Rate shall be effective on the date such change is publicly announced as effective. For purposes hereof, "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the arithmetic average, as determined by the Agent, of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Base Rate or the Federal Funds Effective Rate, respectively.

               "Applicable Margin" shall mean (a) for ABR Loans, 0% per annum and (b) for Eurodollar Committed Loans, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:


----------------------------------------------
                                 APPLICABLE
                                 MARGIN FOR
                                 EURODOLLAR
      PUBLIC DEBT RATING         COMMITTED
         S&P/MOODY'S               LOANS
 ----------------------------------------------
  I:     At least A or A2         0.315%
 ----------------------------------------------
  II:    Below I, but at least
         A- or A3                 0.330%
 ----------------------------------------------
  III:   Below II, but at least
         BBB+ or Baa1             0.420%
 ----------------------------------------------
  IV:    Below III, but at least
         BBB or Baa2              0.535%
 ----------------------------------------------
  V:     Below IV, but at least
         BBB- or  Baa3            0.640%
 ----------------------------------------------
  VI:    Below V                  0.825%
 ----------------------------------------------


               "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

----------------------------------------------
     PUBLIC DEBT RATING         APPLICABLE
         S&P/MOODY'S            PERCENTAGE
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 I:     At least A or A2          0.060%
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 II:    Below I, but at least
        A- or A3                  0.070%
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 III:   Below II, but at least
        BBB+ or Baa1              0.080%
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 IV:    Below III, but at least
        BBB or Baa2               0.090%
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 V:     Below IV, but at least
        BBB- or  Baa3             0.110%
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 VI:    Below V                   0.175%
----------------------------------------------



               "Applicable Utilization Fee" means, with respect to Eurodollar Committed Loans, as of any date that the aggregate Loans exceed 50% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:


     PUBLIC DEBT RATING         APPLICABLE
         S&P/MOODY'S         UTILIZATION FEE
----------------------------------------------
 I:     At least A or A2          0.050%
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 II:    Below I, but at least
        A- or A3                  0.100%
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 III:   Below II, but at least
        BBB+ or Baa1              0.125%
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 IV:    Below III, but at least
        BBB or Baa2               0.125%
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 V:     Below IV, but at least
        BBB- or  Baa3             0.125%
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 VI:    Below V                   0.250%
----------------------------------------------



               "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, in the form of Exhibit C.

               "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

               "Board of Directors" shall mean the Board of Directors of the Initial Borrower or the Subsequent Borrower, as applicable, or any duly authorized committee thereof.

               "Borrower" shall mean (a) the "Initial Borrower" prior to the Distribution and (b) the "Subsequent Borrower" at the time of and after the Distribution.

               "Borrowing" shall mean a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect.

               "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

               "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

               "Closing Date" shall mean the date hereof.

               "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

               "Commitment" shall mean, with respect to each Lender, the Commitment of such Lender as set forth in Schedule 2.01 hereto.

               "Committed Borrowing" shall mean a Borrowing consisting of simultaneous Committed Loans from each of the Lenders.

               "Committed Borrowing Request" shall mean a request made pursuant to Section 2.04 in the form of Exhibit A-6.

               "Committed Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to Section 2.04. Each Committed Loan shall be a Eurodollar Committed Loan or an ABR Loan.

               "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

               "Competitive Bid Accept/Reject Letter" shall mean a notification made by the Borrower pursuant to Section 2.03(d) in the form of Exhibit A-4.

               "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.03(b), (i) in the case of a Eurodollar Loan, the Margin, and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

               "Competitive Bid Request" shall mean a request made pursuant to
Section 2.03 in the form of Exhibit A-1.

               "Competitive Borrowing" shall mean a Borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted by the Borrower under the bidding procedure described in Section 2.03.

               "Competitive Loan" shall mean a Loan from a Lender to the Borrower pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

               "Consolidated EBIT" shall mean, for any period, net income (or net loss) plus the sum of (a) consolidated interest expense and (b) consolidated income tax expense, in each case determined in accordance with GAAP for such period, excluding, up to $950,000,000 of charges in connection with the business restructuring plan during such period to be taken no later than the fourth quarter of fiscal year 2001 of the Subsequent Borrower and up to $300,000,000 of start-up costs associated with the establishment of the Subsequent Borrower as a separate business entity incurred during the period to be taken through the fourth quarter of fiscal year 2001 of the Subsequent Borrower.

               "Consolidated Net Worth" shall mean, at any date, as to the Initial Borrower or the Subsequent Borrower, as applicable, the consolidated total assets appearing on the most recently prepared consolidated balance sheet of it and its consolidated subsidiaries as of the end of the most recent fiscal quarter for which such balance sheet is available, prepared in accordance with GAAP, less all consolidated total liabilities as shown on such balance sheet.

               "Debt " of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for installment sale or other deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person as lessee under Capitalized Leases, (e) all obligations, contingent or otherwise, of such Person in respect of acceptances, standby letters of credit or similar extensions of credit, (f) all net payment obligations of such Person in respect of Hedge Agreements, (g) all Debt of others referred to in clauses
(a) through (f) above or clause (h) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt or (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of providing direct or indirect security for such Debt or to assure the holder of such Debt against loss, and (h) all Debt referred to in clauses (a) through (g) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

               "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

               "Defaulting Lender" means, at any time, any Lender that, at such time, (a) has failed to fund any portion of any Loan required to be made by such Lender to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(g) or (h).

               "Distribution" shall mean the distribution by the Initial Borrower to its shareholders of all of the outstanding shares of common stock of the Subsequent Borrower owned by the Initial Borrower at 11:59 P.M. on September 30, 2000.

               "dollars" or "$" shall mean lawful money of the United States of America.

               "Environmental Law" shall mean any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

               "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

               "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

               "Eurodollar Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

               "Eurodollar Committed Loan" shall mean any Committed Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

               "Eurodollar Loan" shall mean any Eurodollar Competitive Loan or Eurodollar Committed Loan.

               "Event of Default" shall have the meaning assigned to such term in Article VI.

               "Facility B Agreement' shall mean the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated the date hereof among the Initial Borrower, the Subsequent Borrower, the Lenders, the agents party thereto and the Agent.

               "Facility Fee" shall have the meaning assigned to such term in
Section 2.06(a).

               "Fee Letter" shall mean the Fee Letter dated August 10, 2000, between the Initial Borrower, the Subsequent Borrower, Salomon Smith Barney Inc. and the Agent.

               "Fees" shall mean the Facility Fee and the Administrative Fees.

               "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer or Treasurer of such corporation.

               "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.

               "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

               "Form 10" shall mean Amendment No. 3 to the registration statement on Form 10 filed with the SEC on September 14, 2000 by the Subsequent Borrower in connection with the Distribution and the spinoff of the Initial Borrower's enterprise communications businesses, as amended as of the date hereof.

               "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

               "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

               "Hazardous Materials" shall mean (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

               "Hedge Agreement" means interest rate swap or collar agreements, interest rate future contracts, currency swap agreements, currency future contracts and other similar agreements.

               "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration or a Fixed Rate Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Loan and, in addition, the date of any conversion of such Loan to a Loan of a different Type.

               "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3, 6 or to the extent available to each Lender, 9 or 12 months thereafter, as the Borrower may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity Date, and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.05 or repaid or prepaid in accordance with Section 2.07 or Section 2.12 and (c) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offer to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than four days after the date of such Borrowing or later than 360 days after the date of such Borrowing; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

               "LIBO Rate" means, for any Interest Period for all of the Eurodollar Loans comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) appearing on Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in United States dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period (or, if any Reference Bank shall not have such a Eurodollar Loan, $1,000,000) and for a period equal to such Interest Period. The LIBO Rate for any Interest Period for each of the Eurodollar Loans comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of
Section 2.08.

               "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

               "Loan" shall mean a Competitive Loan or a Committed Loan, whether made as a Eurodollar Loan, an ABR Loan or a Fixed Rate Loan, as permitted hereby.

               "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

               "Margin Regulations" shall mean Regulations T, U and X of the Board as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

               "Margin Stock" shall have the meaning given such term under Regulation U of the Board.

               "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations or condition, financial or otherwise, of the Borrower and its subsidiaries taken as a whole.

               "Material Subsidiary" of each Borrower, as the case may be, means, at any time, each of its Subsidiaries having (a) assets with a value of not less than 5% of the total value of the consolidated assets of such Borrower and its Subsidiaries, taken as a whole, or (b) consolidated revenues not less than 5% of the consolidated revenues of such Borrower and its Subsidiaries, taken as a whole, in each case as of the end of or for most recently completed fiscal year of such Borrower.

               "Maturity Date" shall mean the earlier of (a) September 24, 2001, subject to Section 2.22, and (b) November 1, 2000 if the Distribution has not occurred on or before such date.

               "Moody's" shall mean Moody's Investors Service, Inc.

               "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

               "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one person other than the Borrower or the ERISA Affiliate or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

               "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

               "Permitted Lien" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies other than any such Lien that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, and as to which no Lien resulting therefrom has attached to its property and become enforceable against its other creditors; (b) landlord's liens and Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and
(d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes
(e) governmental (Federal, state or municipal) liens arising out of contracts for the purchase of products and deposits or pledges to obtain the release of any of such liens; (f) liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings; (g) deposits in connection with bids, tenders, contracts (other than for the payment of money) (h) deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; and (i) deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds.

               "Person" or "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

               "Plan" means a Single Employer Plan or a Multiple Employer Plan.

               "Public Debt Rating" means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Subsequent Borrower. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level VI under the definition of "Applicable Margin", "Applicable Percentage" or "Applicable Utilization Fee", as the case may be; (c) if the ratings established by S&P and Moody's shall fall within different levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the higher of such ratings, provided that if the lower of such ratings is more than one level below the higher of such ratings, the Applicable Percentage, the Applicable Margin and the Applicable Utilization Fee shall be determined by reference to the level that is one level above such lower rating, provided further that if either of the ratings established by S&P or Moody's shall fall within Level VI, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level VI under the definition of "Applicable

Margin", "Applicable Percentage" or "Applicable Utilization Fee", as the case may be; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

               "Reference Banks" shall mean Citibank, N.A., The Chase Manhattan Bank and Deutsche Bank AG.

               "Register" shall have the meaning given such term in Section 8.04(d).

               "Required Lenders" shall mean, at any time, Lenders having Commitments representing at least 51% of the Total Commitment or, for purposes of acceleration pursuant to clause (ii) of Article VI, Lenders holding Committed Loans representing at least 51% of the aggregate principal amount of the Committed Loans outstanding.

               "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

               "S&P" shall mean Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

               "SEC" shall mean the Securities and Exchange Commission.

               "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no person other than the Borrower or the ERISA Affiliate or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

               "Subsidiary" shall mean, with respect to the Initial Borrower or the Subsequent Borrower, as applicable, any corporation, partnership, joint venture, limited liability company, trust or estate, a majority of the Voting Shares of which are at the time owned or controlled, directly or indirectly, by it or by one or more of its Subsidiaries and required to be consolidated in accordance with GAAP in its consolidated financial statements.

               "Total Commitment" shall mean, at any time, the aggregate amount of Commitments of all the Lenders, as in effect at such time.

               "Transactions" shall have the meaning assigned to such term in
Section 3.02.

               "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate, the Alternate Base Rate and the Fixed Rate.

               "Voting Shares" shall mean, as to shares or other ownership interests of a particular corporation, partnership, joint venture, limited liability company, trust or estate (i) outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency, (ii) the interests in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate.

               SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                   ARTICLE II

                                   The Credits

               SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Committed Loans to the Borrower, at any time and from time to time on and after the date hereof and until the earlier of the Maturity Date and the termination of the Commitment of such Lender, in an aggregate principal amount at any time outstanding not to exceed such Lender's Commitment minus the amount by which the Competitive Loans outstanding at such time shall be deemed to have used such Commitment pursuant to Section 2.16, subject, however, to the conditions that (i) at no time shall
(A) the sum of (x) the outstanding aggregate principal amount of all Committed Loans made by all Lenders plus (y) the outstanding aggregate principal amount of all Competitive Loans made by all Lenders exceed (B) the Total Commitment, and
(ii) at all times the outstanding aggregate principal amount of all Committed Loans made by each Lender shall equal the product of (A) the percentage which its Commitment represents of the Total Commitment times (B) the outstanding aggregate principal amount of all Committed Loans made pursuant to Section 2.04. Each Lender's Commitment is set forth opposite its name in Schedule 2.01. Such Commitments may be terminated or reduced from time to time pursuant to Section 2.11.

               Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow Committed Loans hereunder, on and after the Closing Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

               SECTION 2.02. Loans. (a) Each Committed Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments; provided, however, that the failure of any Lender to make any Committed Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in
Section 2.03. The Committed Loans or Competitive Loans comprising any Borrowing shall be (i) in the case of Competitive Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $10,000,000 and
(ii) in the case of Committed Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $10,000,000 (or an aggregate principal amount equal to the remaining balance of the available Commitments).

               (b) Each Competitive Borrowing shall be comprised entirely of Eurodollar Competitive Loans or Fixed Rate Loans, and each Committed Borrowing shall be comprised entirely of Eurodollar Committed Loans or ABR Loans, as the Borrower may request pursuant to Section 2.03 or 2.04, as applicable. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in an aggregate of more than 10 separate Committed Borrowings comprised of Eurodollar Committed Loans being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

               (c) Subject to Section 2.05, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Agent in New York, New York, not later than 12:00 noon, New York City time, and the Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrower with the Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Competitive Loans shall be made by the Lender or Lenders whose Competitive Bids therefor are accepted pursuant to Section 2.03 in the amounts so accepted. Committed Loans shall be made by the Lenders pro rata in accordance with Section 2.16. Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Agent such Lender's portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with this paragraph (c) and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

               SECTION 2.03. Competitive Bid Procedure. (a) In order to request Competitive Bids, the Borrower shall hand deliver or telecopy to the Agent a duly completed Competitive Bid

Request in the form of Exhibit A-1 hereto, to be received by the Agent (i) in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing and
(ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Borrowing. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Agent's sole discretion, and the Agent shall promptly notify the Borrower of such rejection by telecopy. Each Competitive Bid Request shall refer to this Agreement and specify (x) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing, (y) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000, and (z) the Interest Period with respect thereto (which may not end after the Maturity Date) and the interest payment date or dates relating thereto. Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Agent shall invite by telecopy (in the form set forth in Exhibit A-2 hereto) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to the Competitive Bid Request.

               (b) Each Lender invited to bid may, in its sole discretion, make one or more Competitive Bids to the Borrower responsive to the Borrower's Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Agent via telecopy, in the form of Exhibit A-3 hereto, (i) in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing. Multiple bids will be accepted by the Agent. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Agent after conferring with, and upon the instruction of, the Borrower, and the Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make to the Borrower, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make the Competitive Loan or Loans and (z) the Interest Period, the last day thereof and the interest payment date or dates relating thereto. If any Lender invited to bid shall elect not to make a Competitive Bid, such Lender shall so notify the Agent via telecopy (I) in the case of Eurodollar Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (II) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan as part of such Competitive Borrowing. A Competitive Bid submitted by a Lender pursuant to this paragraph (b) shall be irrevocable.

               (c) The Agent shall promptly notify the Borrower, by telecopy, of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each bid. The Agent shall send a copy of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.03.

               (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The Borrower shall notify the Agent by telephone, confirmed by telecopy in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any of or all the bids referred to in paragraph (c) above, (x) in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (y) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that
(i) the failure by the Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in paragraph (c) above, (ii) the Borrower shall not accept a bid made at a particular Competitive Bid Rate if it has decided to reject a bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) if the Borrower shall accept a bid or bids made at a particular Competitive Bid Rate but the amount of such bid or bids shall cause the total amount of bids to be accepted by the Borrower to exceed the amount specified in the Competitive Bid Request, then the Borrower shall accept a portion of such bid or bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Competitive Bid Rate, and (v) except pursuant to clause (iv) above, no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the Borrower. A notice given by the Borrower pursuant to this paragraph (d) shall be irrevocable.

               (e) The Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telecopy sent by the Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

               (f) A Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request. No Competitive Borrowing shall be requested or made hereunder if after giving effect thereto any of the conditions set forth in Section 2.01 would not be met.

               (g) If the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Borrower one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to the Agent pursuant to paragraph (b) above.

               (h) Upon the request of any Lender making a Competitive Loan, the indebtedness of the Borrower resulting from such Competitive Loan shall be evidenced by a separate promissory note of the Borrower in substantially the form of Exhibit A-5 hereto payable to the order of the Lender making such Competitive Loan.

               (i) All notices required by this Section 2.03 shall be given in accordance with Section 8.01.

               SECTION 2.04. Committed Borrowing Procedure. In order to request a Committed Borrowing, the Borrower shall hand deliver or telecopy to the Agent a duly completed Committed Borrowing Request in the form of Exhibit A-6 (a) in the case of a Eurodollar Committed Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Borrowing. No Fixed Rate Loan shall be requested or made pursuant to a Committed Borrowing Request. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurodollar Committed Borrowing or an ABR Borrowing; (ii) the date of such Committed Borrowing (which shall be a Business Day) and the amount thereof; and
(iii) if such Borrowing is to be a Eurodollar Committed Borrowing, the Interest Period with respect thereto, which shall not end after the Maturity Date. If no election as to the Type of Committed Borrowing is specified in any such notice, then the requested Committed Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Committed Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Notwithstanding any other provision of this Agreement to the contrary, the Borrower shall not be entitled to request any Committed Borrowing if the Interest Period requested with respect to such Committed Borrowing would end after the Maturity Date. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.04 and of each Lender's portion of the requested Borrowing.

               SECTION 2.05. Conversion and Continuation of Committed Loans.
The Borrower shall have the right at any time upon prior irrevocable notice to the Agent (i) not later than 10:30 a.m., New York City time, on the day of the conversion, to convert all or any part of any Eurodollar Committed Borrowing into an ABR Borrowing, (ii) not later than 10:30 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Committed Borrowing or to continue any Eurodollar Committed Borrowing as a Eurodollar Committed Borrowing for an additional Interest Period and (iv) not later than 10:30 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period, with respect to any Eurodollar Committed Borrowing to another permissible Interest Period, subject in each case to the following:

               (a) if less than all the outstanding principal amount of any Committed Borrowing shall be converted or continued, the aggregate principal amount of the Committed Borrowing converted or continued shall be an integral multiple of $1,000,000 and not less than $10,000,000;

               (b) accrued interest on a Committed Borrowing (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

               (c) if any Eurodollar Committed Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

               (d) any portion of a Committed Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Committed Borrowing;

               (e) any portion of a Eurodollar Committed Borrowing which cannot be continued as a Eurodollar Committed Borrowing by reason of clause (d) above shall be automatically converted at the end of the Interest Period in effect for such Eurodollar Committed Borrowing into an ABR Borrowing; and

               (f) no Interest Period may be selected for any Eurodollar Committed Borrowing that would end later than the Maturity Date.

               Each notice of the Borrower pursuant to this Section 2.05 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Committed Borrowing that the Borrower requests to be converted or continued, (ii) whether such Committed Borrowing is to be converted to or continued as a Eurodollar Committed Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Committed Borrowing is to be converted to or continued as a Eurodollar Committed Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Committed Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. If the Borrower shall not have given notice in accordance with this
Section 2.05 to convert or continue any Committed Borrowing, such Committed Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted or continued into a new Interest Period as an ABR Borrowing.

               SECTION 2.06. Fees. (a) The Borrower agrees to pay to each Lender, through the Agent, on each March 31, June 30, September 30 and December 31 (with the first payment being due on September 30, 2000) and on the date on which the Commitment of such Lender shall be terminated or reduced as provided herein, a facility fee (a "Facility Fee") equal to the Applicable Percentage per annum in effect from time to time on the average daily amount of the Commitment of such Lender, whether used or unused, during the preceding quarter (or other period commencing on the date of this Agreement, or ending with the Maturity Date or any date on which the Commitment of such Lender shall be terminated or reduced). All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on the date of this Agreement, and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Lender as provided herein.

               (b) The Borrower agrees to pay the Agent, for its own account, the administrative and other fees referred to in the Fee Letter (the "Administrative Fees") at the times and in the amounts agreed upon in the Fee Letter.

               (c) All Fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

               SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby agrees that the outstanding principal balance of each Committed Loan shall be payable on the Maturity Date, and that the outstanding principal balance of each Competitive Loan shall be payable on the last day of the Interest Period applicable thereto. Each Loan shall bear interest on the outstanding principal balance thereof as set forth in Section 2.08.

               (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid such lending office of such Lender from time to time under this Agreement.

               (c) The Agent shall maintain the Register pursuant to Section 8.04(d), and a subaccount for each Lender, in which Register and accounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

               (d) The entries made in the Register and accounts maintained pursuant to paragraph (b) and (c) of this Section 2.07 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans made to the Borrower by such Lender in accordance with their terms.

               (e) The Borrower agrees that upon notice by any Lender after the initial borrowing hereunder to the Borrower (with a copy to the Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Committed Loans owing to, or to be made by, such Lender, the Borrower shall promptly, execute and deliver to such Lender, with a copy to the Agent, a promissory note or notes, in substantially the form of Exhibit B hereto, payable to the order of such Lender in a principal amount equal to the Commitment of such Lender.

               SECTION 2.08. Interest on Loans. (a) Subject to the provisions of
Section 2.09, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Committed Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus (x) the Applicable Margin from time to time in effect plus (y) the Applicable Utilization Fee from time to time in effect and
(ii) in the case of each Eurodollar Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03.

               (b) Subject to the provisions of Section 2.09, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, for periods during which the Alternate Base Rate is determined by reference to the Base Rate and 360 days for periods during which the Alternate Base Rate is determined by reference to the Federal Funds Effective Rate) at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin from time to time in effect.

               (c) Subject to the provisions of Section 2.09, each Fixed Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the Borrower pursuant to Section 2.03.

               (d) Interest on each Loan shall be payable on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. The applicable LIBO Rate or Alternate Base Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined in good faith by the Agent, and such determination shall be conclusive absent manifest error.

               (e) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Loan and each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.08(a), (b) or (c), and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.08(a).

               (f) If fewer than two Reference Banks furnish timely information to the Agent for determining the LIBO Rate for any Eurodollar Loan,

               (i) the Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Loans,

               (ii) with respect to Eurodollar Loans, each such Loan will automatically, on the last day of the then existing Interest Period therefor, be prepaid by the Borrower or be automatically converted into a Base Rate Loan, and

               (iii) the obligation of the Lenders to make Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

               (g) Upon the occurrence and during the continuance of any Event of Default under Section 6.01(b) or (c), (i) each Eurodollar Committed Loan will automatically, on the last day of the then existing Interest Period therefor, be converted into Base Rate Loans and (ii) the obligation of the Lenders to make, or to convert Advances into, Eurodollar Committed Loans shall be suspended.

               SECTION 2.09. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time from the Agent pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate plus 1%.

               SECTION 2.10. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Agent shall have determined in good faith (i) that dollar deposits in the principal amounts of the Eurodollar Loans comprising such Borrowing are not generally available in the London interbank market or (ii) that reasonable means do not exist for ascertaining the LIBO Rate, the Agent shall, as soon as practicable thereafter, give telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination under clauses (i) or (ii) above, until the Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any request by the Borrower for a Eurodollar Competitive Borrowing pursuant to Section 2.03 shall be of no force and effect and shall be denied by the Agent and (y) any request by the Borrower for a Eurodollar Committed Borrowing pursuant to Section 2.04 shall be deemed to be a request for an ABR Borrowing. In the event a Lender notifies the Agent that the rates at which dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining its Eurodollar Loan during such Interest Period, the Agent shall notify the Borrower of such notice and until the Lender shall have advised the Agent that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Committed Borrowing shall be deemed a request for an ABR Borrowing for the same Interest Period with respect to such Lender. Each determination by the Agent hereunder shall be in good faith and conclusive absent manifest error.

               SECTION 2.11. Termination and Reduction of Commitments. (a) The Commitments shall be automatically terminated on the Maturity Date.

               (b) Upon at least three Business Days' prior irrevocable telecopy notice to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $10,000,000 and (ii) no such termination or reduction shall be made which would reduce the Total Commitment to an amount less than the aggregate outstanding principal amount of the Loans. Once terminated or reduced, the Total Commitment may not be reinstated.

               (c) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or reduction of the Commitment, the Facility Fees on the amount of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

               SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Committed Borrowing, in whole or in part, upon giving telecopy notice (or telephone notice promptly confirmed by telecopy notice) to the Agent: (i) before 10:00 a.m., New York City time, two Business Days prior to prepayment, in the case of Eurodollar Loans, and (ii) before 10:00 a.m., New York City time, on the same Business Day of prepayment, in the case of ABR Loans; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $1,000,000 and not less than $5,000,000. The Borrower shall not have the right to prepay any Competitive Borrowing.

               (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.11, the Borrower shall pay or prepay so much of the Committed Borrowings as shall be necessary in order that the aggregate principal amount of the Competitive Loans and Committed Loans outstanding will not exceed the Total Commitment, after giving effect to such termination or reduction.

               (c) Each notice of prepayment from the Borrower shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

               SECTION 2.13. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall result in the imposition, modification or applicability of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender, or shall result in the imposition on such Lender or the London interbank market any other condition affecting this Agreement, such Lender's Commitment or any Eurodollar Loan, or Fixed Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if the change giving rise to such request was applicable to such Lender at the time of submission of the Competitive Bid pursuant to which such Competitive Loan shall have been made.

               (b) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted after the date hereof pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, such Lender's Commitment or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

               (c) A certificate of the Lender setting forth such amount or 0amounts (including computation of such amount or amounts) as shall be necessary to compensate the Lender or its holding company as specified in paragraph (a) or
(b) above, as the case may be, shall be delivered to the Borrower and such amount or amounts may be reviewed by the Borrower. Unless the Borrower disagrees in good faith with the computation of the amount or amounts in such certificate, the Borrower shall pay to the Lender, within 10 Business Days after receipt by the Borrower of such certificate delivered by the Lender, the amount shown as due on any such certificate. If the Borrower, after receipt of any such certificate from the Lender, disagrees with the Lender on the computation of the amount or amounts owed to the Lender pursuant to paragraph (a) or (b) above, the Lender and the Borrower shall negotiate in good faith to promptly resolve such disagreement. In either case, however, the Lender shall have a duty to mitigate the damages that may arise as a consequence of paragraph (a) or (b) above to the extent that such mitigation will not, in the judgment of the Lender, entail any cost or disadvantage to the Lender that the Lender is not reimbursed or compensated for by the Borrower.

               (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to any other period; provided that if any Lender fails to make such demand within 45 days after it obtains knowledge of the event giving rise to the demand such Lender shall, with respect to amounts payable pursuant to this Section 2.13 resulting from such event, only be entitled to payment under this Section 2.13 for such costs incurred or reduction in amounts or return on capital from and after the date 45 days prior to the date that such Lender does make such demand. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

               SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by 30 days' (or such shorter period as shall be required in order to comply with applicable law) written notice to the Borrower and to the Agent, such Lender may:

               (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for Eurodollar Competitive Loans and any request by the Borrower for a Eurodollar Committed Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

               (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

               In the event any Lender shall exercise its rights under (i) or
(ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

               (b) For purposes of this Section 2.14, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

               SECTION 2.15. Indemnity. The Borrower shall indemnify each Lender against any out-of-pocket loss or expense which such Lender may sustain or incur as a consequence of (a) any failure by the Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to
Section 2.03, 2.04 or 2.05, (b) any payment, prepayment or conversion, or an assignment required under Section 2.20, of a Eurodollar Loan by the Borrower required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period, if any, applicable thereto, (c) any default by the Borrower in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (d) the occurrence of any Event of Default.

               In the case of a Eurodollar Loan, such out-of-pocket loss or expense shall be limited to an amount equal to the excess, if any, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (based on the LIBO Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest that would be realized by the Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. In the case of an ABR Loan, such out-of-pocket loss or expense shall be limited to an amount equal to the excess, if any, of (i) its cost of obtaining the funds for the ABR Loan being paid, prepaid, converted or not borrowed, converted or continued for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the next Business Day for such ABR Loan over (ii) the amount of interest that would be realized by the Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued until the next Business Day, as the case may be.

               A certificate of the Lender setting forth such amount or amounts (including the computation of such amount or amounts) as shall be necessary to compensate the Lender or its holding company for the out-of-pocket expenses defined herein shall be delivered to the Borrower and such amount or amounts may be reviewed by the Borrower. If the Borrower, after receipt of any such certificate from the Lender, disagrees in good faith with the Lender on the computation of the amount owed to the Lender pursuant to this Section 2.15, the Lender and the Borrower shall negotiate in good faith to promptly resolve such disagreement.

               Each Lender shall have a duty to mitigate the damages to such Lender that may arise as a consequence of clause (a), (b), (c) or (d) above to the extent that such mitigation will not, in the judgment of such Lender, entail any cost or disadvantage to such Lender that such Lender is not reimbursed or compensated for by the Borrower.

               SECTION 2.16. Pro Rata Treatment. Except as required under Sections 2.10, 2.13, 2.14, 2.15, 2.19 and 2.20, each Committed Borrowing, each payment or prepayment of principal of any Committed Borrowing, each payment of interest on the Committed Loans, each payment of the Facility Fees, each reduction of the Commitments and each refinancing or conversion of any Borrowing with a Committed Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Committed Loans). Each payment of principal of any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the available Commitments of the Lenders at any time, each outstanding Competitive Borrowing shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing) pro rata in accordance with such respective Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

               SECTION 2.17. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Committed Loan or Loans as a result of which the unpaid principal portion of the Committed Loans of such Lender shall be proportionately less than the unpaid principal portion of the Committed Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Committed Loans of such other Lender, so that the aggregate unpaid principal amount of the Committed Loans and participations in the Committed Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Committed Loans then outstanding as the principal amount of its Committed Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Committed Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Committed Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Committed Loan directly to the Borrower in the amount of such participation.

               SECTION 2.18. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder from an account in the United States not later than 12:00 noon, New York City time, on the date when due in dollars to the Agent at its offices at 399 Park Avenue, New York, NY 10043, in immediately available funds.

               (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

               SECTION 2.19. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto imposed by the United States or any political subdivision or taxing authority thereof, excluding taxes imposed on the Agent's or any Lender's (or any transferee's or assignee's, including a participation holder's (any such entity a "Transferee")) net income and franchise taxes imposed on the Agent or any Lender (or Transferee) by the United States or any political subdivision or taxing authority thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the

Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.19) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement imposed by the United States or any political subdivision or taxing authority thereof (hereinafter referred to as "Other Taxes").

               (c) The Borrower will indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes on amounts payable under this Section 2.19) paid by such Lender (or Transferee) or the Agent, as the case may be, with respect to the Borrower and any liability (including penalties, interest and reasonable out-of-pocket expenses) arising therefrom or with respect thereto (other than any such liability that results from the gross negligence or willful misconduct of the Lender (or Transferee) or Agent), whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor. If the Borrower or any Lender (or Transferee) or the Agent shall determine that Taxes or Other Taxes may not have been correctly or legally assessed by the relevant taxing authority or other Governmental Authority, and that a Lender (or Transferee) or the Agent may be entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the other party of the availability of such refund and such Lender (or Transferee) or the Agent shall, within 60 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Lender (or Transferee) or the Agent receives a refund or credit or offset against another tax liability in respect of any Taxes or Other Taxes for which such Lender (or Transferee) or the Agent has received payment from the Borrower hereunder it shall promptly repay such refund or credit or offset against another tax liability (including any interest received by such Lender (or Transferee) or the Agent from the taxing authority with respect to the refund with respect to such Taxes or Other Taxes) to the Borrower, net of all out-of-pocket expenses of such Lender; provided that the Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to return such refund or credit or offset against another tax liability (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund or credit or offset against another tax liability. For purposes of the preceding sentence, the Agent or any Lender shall determine in good faith and in its discretion the amount of any credit or offset against another tax liability and shall be under no obligation to make available to the Borrower any of its tax returns or any other information that it deems to be confidential.

               (d) As soon as practicable after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender (or Transferee) or the

Agent, the Borrower will furnish to the Agent, at its address referred to in
Section 8.01, the original or a certified copy of a receipt evidencing payment thereof.

               (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

               (f) Each Lender (or Transferee) which is organized outside the United States shall, prior to the due date of the first payment by the Borrower to such Lender (or Transferee) hereunder, deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender (or Transferee) establishing that such payment is (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. Each such Lender (or Transferee) that changes its funding office shall promptly notify the Borrower of such change and, upon written request from the Borrower, shall deliver any new certificates, documents or other evidence required pursuant to the preceding sentence prior to the immediately following due date of any payment by the Borrower hereunder. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder are not subject to United States withholding tax, notwithstanding paragraph (a), the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender (or Transferee) organized under the laws of a jurisdiction outside the United States.

               (g) The Borrower shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of Taxes and Other Taxes pursuant to paragraphs (a), (b) and (c) above if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of paragraph (f) above unless such Lender (or Transferee) is unable to comply with paragraph (f) because of (i) a change in applicable law, regulation or official interpretation thereof or (ii) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the date hereof (and, in the case of a Transferee, after the date of assignment or transfer).

               (h) Any Lender (or Transferee) claiming any additional amounts payable under this Section 2.19 shall (i) to the extent legally able to do so, file any certificate or document if such filing would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue, and the Borrower shall not be obligated to pay such additional amounts if, any Lender (or Transferee) could have filed such certificate or document and failed to do so; or (ii) consistent with legal and regulatory restrictions, use reasonable efforts to change the jurisdiction of its applicable lending office if the making of such change would avoid the need for or reduce the amount of any additional amounts which may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

               SECTION 2.20. Mandatory Assignment; Commitment Termination. In the event any Lender delivers to the Agent or the Borrower, as appropriate, a certificate in accordance with Section 2.13(c) or a notice in accordance with
Section 2.10 or 2.14 or is a Defaulting Lender, or the Borrower is required to pay any additional amounts or other payments in accordance with Section 2.19, the Borrower may, at its own expense, and in its sole discretion (a) require such Lender to transfer and assign in whole or in part, without recourse (in accordance with Section 8.04), all or part of its interests, rights and obligations under this Agreement (other than outstanding Competitive Loans) to an assignee acceptable to the Agent which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority and (ii) the Borrower or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder or (b) terminate the Commitment of such Lender and prepay all outstanding Loans (other than Competitive Loans) of such Lender; provided that
(x) such termination of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any court or Governmental Authority, (y) the Borrower shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans (other than Competitive Loans) made by it hereunder and all other amounts owed to it hereunder and (z) the Borrower shall have paid to the Agent a processing and recordation fee of $3,500 if such assignee is not an existing Lender.

                     SECTION 2.21. Expansion of Commitments. The Borrower may from time to time, and notwithstanding any prior reductions in the Total Commitment by the Borrower, by notice to the Agent (which shall promptly deliver a copy to each of the Lenders), request that the Total Commitment be increased by an amount that is not less than $50,000,000 and will not result in the Total Commitment under this Agreement exceeding $1,100,000,000. Each such notice shall set forth the requested amount of the increase in the Total Commitment and the date on which such increase is to become effective (which shall be not fewer than 20 days after the date of such notice), and shall offer each Lender the opportunity to increase its Commitment by its ratable share, based on the amounts of the Lenders' Commitments, of the requested increase in the Total Commitment. Each Lender shall, by notice to the Borrower and the Agent given not more than 10 Business Days after the date of the Borrower's notice, either agree to increase its Commitment by all or a portion of the offered amount or decline to increase its Commitment (and any Lender that does not deliver such a notice within such period of 10 Business Days shall be deemed to have declined to increase its Commitment). In the event that, on the 10th Business Day after the Borrower shall have delivered a notice pursuant to the first sentence of this paragraph, the Lenders shall have agreed pursuant to the preceding sentence to increase their Commitments by an aggregate amount less than the increase in the Total Commitment requested by the Borrower, the Borrower shall have the right to arrange for one or more banks or other financial institutions (any such assignee Lender, bank or other financial institution being called an "Augmenting Lender"), which may include any Lender, to extend Commitments or increase their existing Commitments in an aggregate amount equal to all or part of the unsubscribed amount, provided that each Augmenting Lender, if not already a Lender hereunder, shall be subject to the approval of the Borrower and the Agent (which approval shall not be unreasonably withheld), the commitment of each such Augmenting Lender, if not already a Lender hereunder, shall not be less than $25,000,000, and such Augmenting Lender shall execute all such documentation as the Agent shall specify to evidence its status as a Lender hereunder. If (and only if) Lenders (including Augmenting Lenders) shall have agreed to increase their Commitments or to extend new Commitments in an aggregate amount not less than $50,000,000, such increases and such new Commitments shall become effective on the date specified in the notice delivered by the Borrower pursuant to the first sentence of this paragraph, and shall be deemed added to the Commitments set forth in Schedule 2.01 hereof. Notwithstanding the foregoing, no increase in the Total Commitment (or in the Commitment of any Lender) shall become effective under this paragraph unless, on the date of such increase, the conditions set forth in paragraphs (b) and (c) of
Section 4.01 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase) and the Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower.

               SECTION 2.22. Extension of Maturity Date. (a) The Borrower may, by notice to the Agent (which shall promptly deliver a copy to each of the Lenders) not less than 30 days and not more than 60 days prior to the Maturity Date, request that the Lenders extend the Maturity Date for an additional 364 days from the Maturity Date then in effect hereunder (the "Existing Maturity Date"). Each Lender shall, by notice to the Agent given not less than 20 days and not more than 30 days prior to the Existing Maturity Date, advise the Agent whether or not such Lender agrees to such extension (and any Lender that does not advise the Agent on or before the 20th day prior to the Existing Maturity Date shall be deemed to have advised the Agent that it will not agree to such extension). The Agent shall, by notice to the Borrower given no later than 15 days prior to the Existing Maturity Date, inform the Borrower of the Lenders' decisions to extend the Existing Maturity Date.

               (b) The Borrower shall have the right on or before the Existing Maturity Date to require any Lender which shall have advised or been deemed to advise the Borrower that it will not agree to an extension of the Maturity Date (each a "Non-Extending Lender") to transfer without recourse (in accordance with and subject to the restrictions contained in Section 8.04, except that the $3,500 processing fee set forth in Section 8.04(b)(iii) shall be paid by the Borrower) all its interests, rights and obligations under this Agreement first, to one or more existing Lenders and second, in the event the existing Lenders do not accept the assignment of all of the Commitments of the Non-Extending Lenders, to one or more other banks or other financial institutions (any such assignee Lender, bank or other financial institution being called a "Substitute Lender"), provided that (i) such Substitute Lender, if not already a Lender hereunder, shall be subject to the approval of the Borrower and the Agent (which approval shall not be unreasonably withheld) and shall execute all such documentation as the Agent shall specify to evidence its status as a Lender hereunder, (ii) such assignment shall become effective as of the Existing Maturity Date and (iii) the Borrower shall pay to such Non-Extending Lender in immediately available funds on the effective date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder.

               (c) If (and only if) Lenders (including Substitute Lenders) holding Commitments that represent at least 51% of the Total Commitment shall have agreed to extend the Existing Maturity Date (the "Continuing Lenders"), then, (i) the Maturity Date shall be extended to the date that is 364 days after the Existing Maturity Date, and (ii) the Commitment of each Non-Extending Lender (subject to any transfer and assignment pursuant to paragraph (b) above) shall terminate (but such Lender shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 8.05), and all Loans of such Non-Extending Lender shall become due and payable, together with all interest accrued thereon and all other amounts owed to such Lender hereunder, on the Existing Maturity Date. The Maturity Date as so extended may be further extended from time to time pursuant to this Section 2.22 but no more frequently than once per fiscal year of the Borrower.

               Notwithstanding the foregoing, no extension of the Maturity Date shall be effective with respect to any Lender unless, on and as of the Existing Maturity Date, the conditions set forth in paragraphs (b) and (c) of Section
4.01 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such extension) and the Agent shall have received a certificate to that effect, dated the Existing Maturity Date, and executed by a Responsible Officer of the Borrower.

                                  ARTICLE III

                         Representations and Warranties

               Each of the Initial Borrower and the Subsequent Borrower represents and warrants as to itself to each of the Lenders that:

               SECTION 3.01. Organization; Powers. It (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to borrow funds hereunder.

               SECTION 3.02. Authorization. The execution, delivery and performance by it of this Agreement and the Borrowings by it hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate actions and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation (including, without limitation, the Margin Regulations) or of its certificate of incorporation or other constitutive documents or by-laws, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or
(iii) result in the creation or imposition of any lien upon any of its property or assets.

               SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

            SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions.

            SECTION 3.05. Financial Statements. (a) The Initial Borrower has heretofore furnished to the Agent and the Lenders copies of its consolidated financial statements as of and for (i) the fiscal year ended September 30, 1999, as included in the Initial Borrower's Report on Form 10-K dated December 21, 1999 and (ii) the quarter ended June 30, 2000, as included in the Initial Borrower's Report on Form 10-Q dated August 4, 2000. Such financial statements present fairly, in all material respects, the consolidated financial condition and the results of operations of the Initial Borrower as of such dates and for such periods in accordance with GAAP.

            (b) As of the date hereof, there has been no material adverse change in the consolidated business, assets, operations or condition, financial or otherwise, of the Initial Borrower and its subsidiaries taken as a whole since June 30, 2000.

            (c) The Subsequent Borrower has heretofore furnished to the Agent and the Lenders copies of its combined financial statements as of and for the fiscal year ended September 30, 1999, and for the nine month period ended June 30, 2000 (unaudited), each as included in the Subsequent Borrower's Form 10. Such financial statements present fairly, in all material respects, the combined financial condition and the results of operations of the Subsequent Borrower as of such date and for such periods in accordance with GAAP.

            (d) As of the date hereof, there has been no material adverse change in the consolidated business, assets, operations or condition, financial or otherwise, of the Subsequent Borrower and its subsidiaries taken as a whole since June 30, 2000.

            SECTION 3.06. Litigation; Compliance with Laws. (a) (i)There are no actions or proceedings filed or (to its knowledge) investigations pending or threatened against it in any court or before any Governmental Authority or arbitration board or tribunal which question the validity, enforceability or legality of or seek damages in connection with this Agreement, the Transactions or any action taken or to be taken pursuant to this Agreement and no order or judgment has been issued or entered restraining or enjoining it from the execution, delivery or performance of this Agreement nor is there any action or proceeding which involves a probable risk of an adverse determination which would have any such effect; (ii) nor is there as of the date hereof any other action or proceeding filed or (to its knowledge) investigation pending or threatened against it in any court or before any Governmental Authority or arbitration board or tribunal which involves a probable risk of a material adverse decision which would result in a Material Adverse Effect except, with respect to the Subsequent Borrower, as provided in Form 10, or materially restrict the ability of it to comply with its obligations under this Agreement.

            (b) Neither it nor any of its subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could result in a Material Adverse Effect except with respect to the Subsequent Borrower as provided in Form 10.

            SECTION 3.07. Federal Reserve Regulations. (a) Neither it nor any of its subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

            (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Margin Regulations.

            SECTION 3.08. Investment Company Act; Public Utility Holding Company Act. Neither it nor any of its subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

            SECTION 3.09. Use of Proceeds. All proceeds of the Loans shall be used for general corporate purposes of the Borrower, including refunding of debt, support for commercial paper and acquisition financing.

            SECTION 3.10. No Material Misstatements. No report, financial statement or other written information furnished by it or on its behalf to the Agent or any Lender pursuant to Section 3.05 or Section 5.02 hereof contains as of the date hereof in the case of Section 3.05, or will contain as of the date furnished in the case of Section 5.02, any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

            SECTION 3.11. Initial Borrower The representations and warranties of the Initial Borrower in this Article III shall apply only until the Distribution.

                                   ARTICLE IV
                              Conditions of Lending

            The obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

            SECTION 4.01. All Borrowings. On the date of each Borrowing:

            (a) The Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable.

            (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; provided that after the Distribution, as provided for in Section
8.13 herein, this clause (b) of Section 4.01 shall only apply to representations and warranties of the Subsequent Borrower; provided further that the representations and warranties in Section 3.05(b) and (d) and Section 3.06(a)(ii) shall only be made upon the Closing Date and at the time of each extension of the Maturity Date in accordance with Section 2.22.

            (c) The Borrower shall be in compliance with all the terms and provisions set forth herein in all material respects, and at the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

            SECTION 4.02. Closing Date. On the Closing Date:

            (a) The Agent shall have received a favorable written opinion of (i) a corporate counsel of the Initial Borrower, dated the Closing Date and addressed to the Lenders, to the effect set forth in Exhibit D-1 hereto,
      (ii) a corporate counsel of the Subsequent Borrower, dated the Closing Date and addressed to the Lenders, to the effect set forth in Exhibit D-2 hereto and (iii) Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

            (b) The Agent shall have received (i) a long form certificate as to the certificate of incorporation, including all amendments thereto, of the Initial Borrower, as of a recent date by the Secretary of State of the state of incorporation of the Initial Borrower and a certificate as to the good standing of the Initial Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of the Initial Borrower dated the Closing Date and certifying
      (A) that attached thereto is a true and complete copy of the by-laws of the Initial Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below except for any changes specified in such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Initial Borrower authorizing the execution, delivery and performance of this Agreement and the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of the Initial Borrower has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Initial Borrower; and (iii) a certificate of another officer of the Initial Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

            (c) The Agent shall have received (i) a long form certificate as to the certificate of incorporation, including all amendments thereto, of the Subsequent Borrower, as of a recent date by the Secretary of State of the state of incorporation of the Subsequent Borrower and a certificate as to the good standing of the Subsequent Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of the Subsequent Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Subsequent Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below except for any changes specified in such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Subsequent Borrower authorizing the execution, delivery and performance of this Agreement and the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of the Subsequent Borrower has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Subsequent Borrower; and (iii) a certificate of another officer of the Subsequent Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

            (d) The Agent shall have received a certificate from each of the Initial Borrower and the Subsequent Borrower, dated the Closing Date and signed by a Financial Officer of the Initial Borrower or the Subsequent Borrower, as applicable, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 with respect to it.

            (e) The Agent shall have received any Fees and other amounts due and payable on or prior to the Closing Date.

            (f) The Facility B Agreement shall have been, or shall simultaneously be, executed and delivered.

            SECTION 4.03. Initial Borrowing by the Subsequent Borrower: On the date of the initial Borrowing by the Subsequent Borrower, the Distribution shall have occurred and the Subsequent Borrower shall have delivered to the Agent a certified copy of the duly executed Contribution and Distribution Agreement dated as of September 30, 2000 between the Initial Borrower and the Subsequent Borrower.

                                    ARTICLE V

                                    Covenants

            Each of the Initial Borrower and the Subsequent Borrower covenants and agrees as to itself and with each Lender and the Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable hereunder shall be unpaid (but in the case of the Initial Borrower, only with respect to Sections 5.01 through
5.04 and only until the Distribution shall have occurred) unless the Required Lenders shall otherwise consent in writing:

            SECTION 5.01. Existence. It will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 5.06.

            SECTION 5.02. Financial Statements, Reports, Etc.. It will furnish to the Agent and each Lender:

            (a) within 105 days after the end of each fiscal year, its consolidated balance sheets and the related statements of income and cash flows, showing its consolidated financial condition as of the close of such fiscal year and the consolidated results of its operations during such year, all audited by PricewaterhouseCoopers LLC or other independent auditors of recognized national standing and accompanied by an opinion of such auditors to the effect that such consolidated financial statements fairly present in all material respects its financial condition and results of operations on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheets and related statements of income and cash flows, showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then elapsed portion of such fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects its financial condition and results of operations on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

            (c) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred and is continuing or, if such an Event of Default or Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.08;

            (d) promptly after the same become publicly available, copies of all reports filed by it with the SEC (other than reports on Form 8-K which are filed solely for the purpose of filing exhibits), or any Governmental Authority succeeding to any of or all the functions of the SEC, or distributed to its shareholders, as the case may be; and

            (e) promptly after a Financial Officer becomes aware thereof, notice of each Default or Event of Default that is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto.

            Reports and financial statements required to be delivered by the Initial Borrower and the Subsequent Borrower, as applicable, pursuant to paragraphs (a), (b) and (d) of this Section 5.02 shall be deemed to have been delivered on the date on which it posts such reports, or reports containing such financial statements, on its website on the Internet at www.lucent.com or www.avaya.com as appropriate when such reports, or reports containing such financial statements are posted on the SEC's website at www.sec.gov; provided that it shall deliver paper copies of the reports and financial statements referred to in paragraphs (a), (b) and (d) of this Section 5.02 to the Agent or any Lender who requests it to deliver such paper copies until written notice to cease delivering paper copies is given by the Agent or such Lender; and provided further that in every instance it shall provide paper copies of the certificate required by subsection (c) to the Agent and each of the Lenders until such time as the Agent shall provide it written notice otherwise.

            SECTION 5.03. Maintaining Records. It will record, summarize and report all financial information in accordance with GAAP.

            SECTION 5.04. Use of Proceeds. It will use the proceeds of the Loans only for the purposes set forth in Section 3.09.

            SECTION 5.05. Compliance with Laws, Etc.. It will comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws.

            SECTION 5.06. Consolidations, Mergers, and Sales of Assets. It will not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, except that the Borrower may merge or consolidate with any other Person so long as (a) the Borrower is the surviving corporation, or (b) if the Borrower is not the surviving corporation, (i) the surviving corporation expressly assumes the obligations of the Borrower under this Agreement and the Notes and (ii) the surviving corporation, if not the Borrower, has a Public Debt Rating of not lower than BBB- from S&P and Baa3 from Moody's, provided, in each case, that no Default or Event of Default would result therefrom.

            SECTION 5.07. Limitations on Liens. The Subsequent Borrower will not create or suffer to exist, or permit any of its Material Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Material Subsidiaries to assign, any right to receive income, other than:

            (i) Permitted Liens;

            (ii) Liens existing on the date of the Distribution securing Debt of the Subsequent Borrower or its Material Subsidiaries outstanding on the date of the Distribution;

            (iii) purchase money Liens upon or in or conditional sales agreements or other title retention agreements with respect to, real property or equipment acquired or held by the Subsequent Borrower or any of its Material Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens (including any Liens placed on such property or equipment within 180 days after the latest of the acquisition, completion of construction or improvement of such property), or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals, refundings or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal, refunding or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed, refunded or replaced (except to the extent of financed construction or improvement);

            (iv) Liens (including financing statements and undertakings to file financing statements) arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdiction in respect of equipment leases under which the Borrower or any of its Material Subsidiaries is the lessee; provided that any such Lien in respect of any equipment lease is limited to the equipment being leased under such lease and the proceeds thereof;

            (v) any Lien existing on any asset of any corporation at the time such corporation becomes a Material Subsidiary and not created in contemplation of such event;

            (vi) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Material Subsidiary and not created in contemplation of such event;

            (vii) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Material Subsidiary and not created in contemplation of such acquisition;

            (viii) assignments of the right to receive income in connection with any financing pursuant to which the Borrower or any Subsidiary of the Borrower may sell convey or otherwise transfer to any Person, or grant a Lien on, any accounts receivable (and related assets) of the Borrower or such Subsidiary, provided that such financing shall be on customary market terms and shall be with limited recourse to the Borrower and its Subsidiaries (other than a bankruptcy-remote, special purpose wholly owned Subsidiary of the Borrower) except to the extent customary for such transactions;

            (ix) synthetic lease transactions on properties owned as of the date of the Distribution in an aggregate principal amount not to exceed the greater of $200,000,000 or 15% of Consolidated Net Worth;

            (x) Liens not otherwise permitted by the foregoing clauses of this definition securing Debt of the Subsequent Borrower or its Material Subsidiaries in an aggregate principal amount at any time outstanding not to exceed the greater of $500,000,000 or 15% of Consolidated Net Worth; and

            (xi) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (x) such Debt is not secured by any additional assets, and (y) the amount of such Debt secured by any such Lien is not increased.

            SECTION 5.08. Interest Coverage Ratio. It will maintain at all times beginning with fiscal quarter ending December 31, 2000 a ratio of Consolidated EBIT of the Subsequent Borrower and its Subsidiaries to interest expense during the previous four consecutive fiscal quarters by the Subsequent Borrower and its Subsidiaries of not less than 3.00:1.00; provided that for purposes of calculating such ratio (a) during the period ended December 31, 2000,

Consolidated EBIT and interest expense for the fiscal quarter ended on such date shall be multiplied by four (b) during the period ended March 31, 2001, Consolidated EBIT and interest expense for the two fiscal quarters ended on such date shall be multiplied by two and (c) during the period ended June 30, 2001, Consolidated EBIT and interest expense for the three fiscal quarters ended on such date shall be multiplied by 4/3.

                                   ARTICLE VI
                                Events of Default

            In case of the happening of any of the following events (each an "Event of Default"):

            (a) any representation or warranty made or deemed made in or in connection with the execution and delivery of this Agreement or the Borrowings hereunder, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

            (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

            (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

            (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 5.01, 5.02 (e) , 5.04, 5.06, 5.07, or 5.08;

            (e) default shall be made in the due observance or performance of any covenant, condition or agreement contained herein (other than those specified in (b), (c) or (d) above or (f) below) and such default shall continue unremedied for a period of 30 days after notice thereof from the Agent or any Lender to the Borrower;

            (f) default shall be made in the due observance or performance of covenants, conditions or agreements contained in Section 5.02 (a) through
      (d) and such default shall continue unremedied for a period of 15 days after notice thereof from the Agent or any Lender to the Borrower;

            (g) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower, or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 20 consecutive days;

            (h) the Borrower shall commence a voluntary case under any applicable bankruptcy or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law; or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower, or for any substantial part of its property or make any general assignment for the benefit of creditors; or the Borrower shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Borrower in furtherance of any of the aforesaid purposes;

            (i) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount of at least $100,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof;

            (j) Judgments or orders for the payment of money in excess of $100,000,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this clause (j) if and for so long as and to the extent that (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurers covering payment thereof and (ii) such insurers, which shall be rated at least "B+" by A.M. Best Company, have been notified of, and coverage has not been denied for, the amount of such judgment or order; and

            (k) The Borrower or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur liability in excess of $100,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or
      (iii) the reorganization or termination of a Multiemployer Plan;

then, and in every such event (other than an event described in paragraph (f) or (g) above), and at any time thereafter during the continuance of such event, the Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein to the contrary notwithstanding; and, in any event with respect to the Borrower described in paragraph (f) or (g) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein to the contrary notwithstanding.

                                  ARTICLE VII

                                    The Agent

            In order to expedite the transactions contemplated by this Agreement, Citibank, N.A. is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes the Agent to take such actions on behalf of such Lender and to exercise such powers as are specifically delegated to the Agent by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Agent.

            Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in this Agreement. The Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or other instruments or agreements. The Agent may deem and treat the Lender which makes any Loan as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or in connection herewith. The Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

            The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

            Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent acceptable to the Borrower. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and Section 8.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

            With respect to the Loans made by it hereunder, the Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent.

            Each Lender agrees (i) to reimburse the Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder) of any expenses incurred for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower, and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of this Agreement or any action taken or omitted by it or any of them under this Agreement to the extent the same shall not have been reimbursed by the Borrower; provided that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents.

            Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

            Each Lender hereby acknowledges that none of the Lead Arranger, the Co-Syndication Agents, the Co-Arrangers or any agent (other than the Agent) designated on the signature pages hereof has any liability hereunder other than in its capacity as a Lender.

                                  ARTICLE VIII

                                  Miscellaneous

            SECTION 8.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

            (a) if to the Initial Borrower, to it at Lucent Technologies Inc., 600 Mountain Avenue, Room 7E-524A, Murray Hill, New Jersey 07974, Attention of Kathleen Sabia-Cahill, Senior Treasury Manager (Facsimile No. 908-582-0294);

            (b) if to the Subsequent Borrower, to it at Avaya Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention of Peter Sperling (Facsimile No. 908-582-0294);

            (c) if to the Agent, to it at Two Penns Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department, (Facsimile No. 302-849-6120); with a copy thereof to it at 399 Park Avenue, NY 10043,
      Attention: Charles Foster, Global Media and Telecommunications Department, (Fascimile No. (212) 793-6873); and

            (d) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 8.01.

            SECTION 8.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not been terminated.

            SECTION 8.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Initial Borrower, the Subsequent Borrower and the Agent and when the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns.

            SECTION 8.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) the Borrower must give its prior written consent to such assignment (such consent not to be unreasonably withheld) except for an assignment to an Affiliate of a Lender provided that, in such case, the Lender give notice of such assignment to the Borrower and, in each case, the Lender give notice of such assignment to the Agent, (ii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be at least $10,000,000 or increments of $1,000,000 in excess thereof (or the remaining balance of its Commitment) and the amount of the Commitment of such Lender remaining after such assignment shall not be less than $10,000,000 or shall be zero, (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and a processing and recordation fee of $3,500 and (iv) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this Section 8.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof,
(A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 8.05, as well as to any Fees accrued for its account hereunder and not yet paid)) and
(C) Schedule 2.01 shall be deemed amended to give effect to such assignment. Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

            (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.02 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

            (d) The Agent shall maintain at one of its offices in the City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrower to such assignment, the Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

            (f) Each Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if it was the selling Lender, except that all claims and petitions for payment and payments made pursuant to such Sections shall be made through such selling Lender, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right (and participating banks or other entities shall have no right) to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, or extending any scheduled principal payment date or date fixed for the payment of interest on the Loans).

            Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree to be bound by the confidentiality restrictions included in the Information Memorandum dated August 11, 2000 used by the Agent in connection with the syndication of the Commitments.

            (g) and shall agree (subject to customary exceptions) to preserve the confidentiality of any such confidential information relating to the Borrower.

            (h) Except in accordance with Section 8.13, the Borrower shall not assign or delegate any of its respective rights and duties hereunder without the prior written consent of all Lenders and any attempted assignment without such consent shall be void.

            (i) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes in the form of Exhibit A-5 or B hereto, as applicable, evidencing the Loans made to the Borrower by the assigning Lender hereunder.

            SECTION 8.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with entering into this

Agreement or in connection with any amendments, modifications or waivers of the provisions hereof, or incurred by the Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement or in connection with the Loans made hereunder, including the fees and disbursements of counsel for the Agent or, in the case of enforcement or protection, Lenders.

            (b) The Borrower agrees to indemnify the Agent, the Lenders, Affiliates, and their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Notwithstanding anything to the contrary stated in this subsection (b), upon Distribution, the Subsequent Borrower hereby, assumes all obligations of the Initial Borrower to indemnify the Indemnitees under this Agreement and the Initial Borrower shall be released from all such obligations.

            (c) The provisions of this Section 8.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section 8.05 shall be payable on written demand therefor.

            SECTION 8.06. Right of Setoff. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request specified by Section 6.01 to authorize the Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set off and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender and its Affiliates may have.

            SECTION 8.07. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8.08. Waivers; Amendment. (a) No failure or delay of the Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) increase the Commitment or decrease the Facility Fee of any Lender without the prior written consent of such Lender, or (iii) amend or modify the provisions of Section 2.16 or Section 8.04(h), the provisions of this Section or the definition of the "Required Lenders," without the prior written consent of each Lender; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender pursuant to this Section shall bind any assignee of its rights and interests hereunder.

            SECTION 8.09. Entire Agreement. This Agreement and the Fee Letter constitute the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the Fee Letter. Nothing in this Agreement or the Fee Letter expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the Fee Letter.

            SECTION 8.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 8.03.

            SECTION 8.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 8.13. Assignment, Delegation and Assumption. Upon the Distribution, the rights and obligations of the Initial Borrower under this Agreement will automatically, and without further act of the parties hereto, be assigned and delegated to the Subsequent Borrower and the Subsequent Borrower will automatically assume all such rights and obligations, including the obligation to pay the principal of and all interest on any outstanding Loans, all Fees and all other amounts from time to time owing hereunder, whether such Loans shall have been made or such interest, fees or other amounts shall have accrued prior to or after the date of such assignment, delegation and assumption, such assignment, delegation and assumption to be effective as of the date of the Distribution. At the time of the Distribution the Initial Borrower will be released from all obligations under this Agreement and on any Loans and from and after such time the Subsequent Borrower will be the "Borrower" and sole obligor hereunder.

            IN WITNESS WHEREOF, the Initial Borrower, the Subsequent Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     LUCENT TECHNOLOGIES INC.

                                      By /s/ Deborah C. Hopkins
                                         -----------------------------
                                         Name: Deborah C. Hopkins
                                         Title: Executive Vice President and
                                                  Chief Financial Officer


                                     AVAYA INC.

                                      By /s/ Rhonda L. Seegal
                                         -----------------------------
                                         Name: Rhonda L. Seegal
                                         Title: Vice President and Treasurer



                                     CITIBANK, N.A., individually and as Agent,

                                      By /s/ Carolyn A. Kee
                                         -----------------------------
                                         Name: Carolyn A. Kee
                                         Title: Vice President


                                     BANK ONE, NA (Main Office Chicago)

                                      By /s/ Jeff Lubatkin
                                         -----------------------------
                                         Name: Jeffrey Lubatkin
                                         Title: Vice President


                                     THE CHASE MANHATTAN BANK

                                      By /s/ Tracy Narin Ewing
                                         -----------------------------
                                         Name: Tracy Narin Ewing
                                         Title: Vice President

                                     DEUTSCHE BANK AG NEW YORK AND/OR
                                     CAYMAN ISLANDS BRANCHES

                                      By /s/ Philippe Sandmeier
                                         -------------------------
                                         Name: Philippe Sandmeier
                                         Title: Director


                                      By /s/ Virginia Mahler Cosenza
                                         -----------------------------
                                         Name: Virginia Mahler Cosenza
                                         Title: Vice President

                                     COMMERZBANK AG NEW YORK AND
                                     GRAND CAYMAN BRANCHES

                                      By /s/ Andrew P. Lusk
                                         -------------------------
                                         Name: Andrew P. Lusk
                                         Title: Assistant Treasurer


                                      By /s/ Robert S. Taylor, Jr.
                                         -------------------------
                                         Name: Robert S. Taylor, Jr.
                                         Title: Senior Vice President


                                     THE BANK OF NEW YORK

                                      By /s/ Ernest Fung
                                         -------------------------
                                         Name: Ernest Fung
                                         Title: Vice President


                                     THE BANK OF TOKYO -
                                     MITSUBISHI LTD., NEW YORK BRANCH

                                      By /s/ Jeffrey K. Stanton
                                         -------------------------
                                         Name: Jeffrey K. Stanton
                                         Title: Attorney-in-Fact


                                     CREDIT SUISSE FIRST BOSTON

                                      By /s/ William S. Lutkins
                                         -------------------------
                                         Name: William S. Lutkins
                                         Title: Vice President


                                      By /s/ Vitaly G. Butenko
                                         ------------------------
                                         Name: Vitaly G. Butenko
                                         Title: Asst. Vice President

                                     HSBC BANK USA

                                      By /s/ Monisha Khadse
                                         -------------------------
                                         Name: Monisha Khadse
                                         Title: Vice President

                                     THE NORTHERN TRUST COMPANY

                                      By /s/ Jaron Grimm
                                         -------------------------
                                         Name: Jaron Grimm
                                         Title: Vice President


                                     THE SUMITOMO BANK, LIMITED

                                      By /s/ Edward D. Henderson, Jr.
                                         -------------------------
                                         Name: Edward D. Henderson, Jr.
                                         Title: Senior Vice President


                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE, NEW YORK BRANCH

                                      By /s/ Cynthia M. Niesen
                                         -------------------------
                                         Name: Cynthia M. Niesen
                                         Title: Managing Director

                                      By /s/ Pascal Kabemba
                                         -------------------------
                                         Name: Pascal Kabemba
                                         Title: Associate Director

                                   SCHEDULE I
                           APPLICABLE LENDING OFFICES

-------------------------------------------- -------------------------------------------- ---------------------------------------
          Name of Initial Lender                       Domestic Lending Office                     Eurodollar Lending Office
-------------------------------------------- -------------------------------------------- ---------------------------------------
The Bank of New York                         One Wall Street, 21st Floor                  One Wall Street, 21st Floor
                                             New York, NY  10286                          New York, NY  10286
                                             Attn: Pat Butler                             Attn: Pat Butler
                                                   Terry Blackburn                              Terry Blackburn
                                             T:  212 635-7937/7938                        T:  212 635-7937/7938
                                             F:  212 635-7978                             F:  212 635-7978
-------------------------------------------- -------------------------------------------- ---------------------------------------
Bank One, NA                                 1 Bank One Plaza                             1 Bank One Plaza
                                             Chicago, IL  60670                           Chicago, IL  60670
                                             Attn: Ben Oliva                              Attn: Ben Oliva
                                             T:  312 732-5987                             T:  312 732-5987
                                             F:  312 732-4840                             F:  312 732-4840
-------------------------------------------- -------------------------------------------- ---------------------------------------
The Bank of Tokyo-                           1251 Avenue of the Americas                  1251 Avenue of the Americas
Mitsubishi Ltd., New York                    12th Floor                                   12th Floor
Branch                                       New York, NY  10020                          New York, NY  10020
                                             Attn:  Rolando Uy                            Attn:  Rolando Uy
                                             T:  212 782-5637                             T:  212 782-5637
                                             F:  212 782-5635                             F:  212 782-5635
-------------------------------------------- -------------------------------------------- ---------------------------------------
The Chase Manhattan Bank                     270 Park Avenue                              270 Park Avenue
                                             New York, NY  10017                          New York, NY  10017
                                             Attn:  Camile Wilson                         Attn:  Camile Wilson
                                             T:  212 552-7488                             T:  212 552-7488
                                             F:  212 552-5700                             F:  212 552-5700
-------------------------------------------- -------------------------------------------- ---------------------------------------
Citibank, N.A.                               Two Penns Way                                Two Penns Way
                                             New Castle, Delaware 19720                   New Castle, Delaware 19720
                                             Attn:  Bilal Aman                            Attn:  Bilal Aman
                                             T:   302 89406013                            T:   302 89406013
                                             F:  302 894-6120                             F:  302 894-6120
-------------------------------------------- -------------------------------------------- ---------------------------------------
Commerzbank, AG                              2 World Financial Center                     2 World Financial Center
                                             New York, NY  10281                          New York, NY  10281
                                             Attn: Joylynn Jarvis                         Attn: Joylynn Jarvis
                                                   Warren Leung                                 Warren Leung
                                             T:  212 266-7348/7749                        T:  212 266-7348/7749
                                             F:  212 266-7593                             F:  212 266-7593
-------------------------------------------- -------------------------------------------- ---------------------------------------
Credit Suisse First Boston                   11 Madison Avenue                            11 Madison Avenue
                                             New York, NY  10010                          New York, NY  10010
                                             Attn: Robert Hetu                            Attn: Robert Hetu
                                             T:  212 325-4542                             T:  212 325-4542
                                             F:  212 325-8309                             F:  212 325-8309
-------------------------------------------- -------------------------------------------- ---------------------------------------

-------------------------------------------- -------------------------------------------- ---------------------------------------
Deutsche Bank AG New York and/or Cayman      31 West 52nd Street                          31 West 52nd Street
Islands Branch                               New York, NY  10019                          New York, NY  10019
                                             Attn: Joseph Gryurindak                      Attn: Joseph Gryurindak
                                             T:  212 469-4107                             T:  212 469-4107
                                             F:  212 469-4139                             F:  212 469-4139
-------------------------------------------- -------------------------------------------- ---------------------------------------
HSBC Bank USA                                140 Broadway, 4th Floor                      140 Broadway, 4th Floor
                                             New York, NY  10005                          New York, NY  10005
                                             Attn:  Monisha Khadse                        Attn:  Monisha Khadse
                                             T:  212 658-5572                             T:  212 658-5572
                                             F:  212 658-5109                             F:  212 658-5109
-------------------------------------------- -------------------------------------------- ---------------------------------------
The Northern Trust Company                   50 S. LaSalle Street                         50 S. LaSalle Street
                                             Chicago, IL  60675                           Chicago, IL  60675
                                             Attn: Linda Honda                            Attn: Linda Honda
                                             T:  312 444-3532                             T:  312 444-3532
                                             F:  312 630-1566                             F:  312 630-1566
-------------------------------------------- -------------------------------------------- ---------------------------------------
The Sumitomo Bank, Limited                   277 Park Avenue                              277 Park Avenue
                                             New York, NY  10172                          New York, NY  10172
                                             Attn:  Ivelisse Mena-Garcia                  Attn:  Ivelisse Mena-Garcia
                                             T:  212 224-4150                             T:  212 224-4150
                                             F:  212 224-5197                             F:  212 224-5197
-------------------------------------------- -------------------------------------------- ---------------------------------------
Westdeutsche Landesbank                      1211 Avenue of the Americas                  1211 Avenue of the Americas
Girozentrale, New York                       New York, NY  10036                          New York, NY  10036
Branch                                       Attn:  Pascal Kabemba                        Attn:  Pascal Kabemba
                                             T:  212 852-5938                             T:  212 852-5938
                                             F:  212 852-6300                             F:  212 852-6300
-------------------------------------------- -------------------------------------------- ---------------------------------------

                                                                   SCHEDULE 2.01

----------------------------------------------------- ----------------------------------
Name and Address of Lender                            Commitment
--------------------------                            ----------
----------------------------------------------------- ----------------------------------
Citibank N.A.                                                        200,000,000
----------------------------------------------------- ----------------------------------
Chase Manhattan Bank                                                  93,750,000
----------------------------------------------------- ----------------------------------
Deutsche Bank                                                         93,750,000
----------------------------------------------------- ----------------------------------
Bank One                                                              87,500,000
----------------------------------------------------- ----------------------------------
Bank of New York                                                      62,500,000
----------------------------------------------------- ----------------------------------
Commerzbank AG                                                        87,500,000
----------------------------------------------------- ----------------------------------
Credit Suisse First Boston                                            50,000,000
----------------------------------------------------- ----------------------------------
Bank of Tokyo - Mitsubishi Ltd.                                       37,500,000
----------------------------------------------------- ----------------------------------
HSBC                                                                  37,500,000
----------------------------------------------------- ----------------------------------
Northern Trust Company                                                25,000,000
----------------------------------------------------- ----------------------------------
Sumitomo Bank                                                         37,500,000
----------------------------------------------------- ----------------------------------
Westdeutsche Landesbank                                               37,500,000
----------------------------------------------------- ----------------------------------
TOTAL                                                                850,000,000
----------------------------------------------------- ----------------------------------

                                                                     EXHIBIT A-1


                         FORM OF COMPETITIVE BID REQUEST


Citibank, N.A., as Agent for
the Lenders referred to below,

---------------

---------------

Attention:           [Date]

Ladies and Gentlemen:

       The undersigned, ____________________ (the "Borrower"), refers to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, [the Initial Borrower] [the Subsequent Borrower], the Lenders named therein, the agents named therein and Citibank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to
Section 2.03(a) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:


                     (A)  Date of Competitive Borrowing (which is a Business Day)
                                                                                    -----------

                     (B)  Principal Amount of Competitive Borrowing *
                                                                                    -----------

                     (C)  Interest rate basis **
                                                                                    -----------

                     (C)  Interest Payment Date(s)**
                                                                                    -----------

                     (E)  Interest Period and the last day thereof ***
                                                                                    -----------

---------------------
*Not less than $10,000,000(and in integral multiples of $1,000,000) or greater than the Total Commitment then available.

**Eurodollar Loan or Fixed Rate Loan.

**Eurodollar Loan or Fixed Rate Loan.

***Which shall be subject to definition of "Interest Period" and end not later than the Maturity Date.

       Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.

                                        Very truly yours,

                                        [BORROWER]

                                        By
                                           -----------------------------
                                           Name:
                                           Title:  [Responsible Officer]

                                                                     EXHIBIT A-2

                    FORM OF NOTICE OF COMPETITIVE BID REQUEST


[Name of Lender]
[Address]
New York, N.Y.

Attention:           [Date]

Ladies and Gentlemen:

       Reference is made to the 364-Day Competitive Advance and Revolving
Credit Facility Agreement dated as of September 25, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Lucent Technologies Inc., Avaya Inc., the Lenders named therein, the agents named therein and Citibank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [_______________] (the
"Borrower") made a Competitive Bid Request on         ,20 , pursuant to
Section 2.03(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time]. * Your Competitive Bid must comply with Section 2.03(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

                     (A)  Date of Competitive Borrowing
                                                                  --------------
                     (B)  Principal amount of Competitive Borrowing
                                                                    ------------
                     (C)  Interest rate basis
                                                                  --------------
                     (D)  Interest Period and the last day thereof
                                                                  --------------
                                           Very truly yours,

                                           CITIBANK, N.A., as Agent,

                                           By
                                              ---------------------------------
                                              Name:
                                              Title:  [Responsible Officer]


-------------------------------
   * The Competitive Bid must be received by the Agent (i) in the case of Eurodollar Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the Business Day of a proposed Competitive Borrowing.

                                                                     EXHIBIT A-3

                             FORM OF COMPETITIVE BID


Citibank, N.A., as Agent for
the Lenders referred to below,

-------------------

-------------------

Attention:

Ladies and Gentlemen:

       The undersigned, [Name of Lender], refers to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Lucent Technologies Inc., Avaya Inc., the Lenders named therein, the agents named therein and Citibank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the Credit Agreement, in response to the Competitive Bid Request made by [________________] (the
"Borrower") on       , 20 , and in that connection sets forth below the terms on which such Competitive Bid is made:

                     (A)  Principal Amount *
                                                                   ----------

                     (B)  Competitive Bid Rate **
                                                                   ----------

                     (C)  Interest Period and last day thereof
                                                                   ----------

       The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.03(d) of the Credit Agreement.

                                 Very truly yours,

                                 [NAME OF LENDER],

                                 By
                                    -----------------------------
                                    Name:
                                    Title:

---------------------
   * Not less than $5,000,000 or greater than the requested Competitive Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Agent.

   ** Le., LIBO Rate + or - %, in the case of Eurodollar Loans or %, in the case of Fixed Rate Loans.

                                                                     EXHIBIT A-4


                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER

Citibank, N.A., as Agent for
the Lenders referred to below,

--------------------

--------------------

Attention:

Ladies and Gentlemen:

       The undersigned, [___________________] (the "Borrower"), refers to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, [the Initial Borrower] [the Subsequent Borrower], the Lenders named therein, the agents named therein and Citibank, N.A., as Agent for the Lenders.

       In accordance with Section 2.03(c) of the Credit Agreement, we have received a summary of bids in connection with our Competitive Bid Request dated ___________ and in accordance with Section 2.03(d) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

                     Principal Amount     Fixed Rate/Margin   Lender
                     ---------------------------------------------------
                     $         [%]/[+/-.   %]

                     $


We hereby reject the following bids:
                     Principal Amount     Fixed Rate/Margin   Lender   e:
                     ---------------------------------------------------

                     $         [%]/[+/-.   %]

                     $


                     The $          should be deposited in the Citibank, N.A.
account number [           ] on [date].

                                       Very truly yours,

                                       [BORROWER]


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT A-5

                          FORM OF COMPETITIVE BID NOTE

$ [_____________]    New York, New York

                                                                          [Date]


       FOR VALUE RECEIVED, the undersigned, [Lucent Technologies Inc.] [Avaya Inc.], a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [Name of Lender] (the "Lender"), at the office of Citibank, N.A. (the "Agent") at [Address of Citibank, N.A.], on ___________, 200_, pursuant to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (the "Credit Agreement"), among the Borrower, [the Initial Borrower] [the Subsequent Borrower], the Lenders named therein, the agents named therein and the Agent) the principal amount for a Competitive Loan in the amount of [Loan amount in words] ($[ ]), in lawful money of the United States of America, in immediately available funds, and to pay interest on the principal amount hereof in like funds from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

       Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed) payable on ____________

       The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

       The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

       The Loans evidenced hereby are Competitive Loans referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity thereof upon the happening of certain events and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                 [LUCENT TECHNOLOGIES INC.],
                                 [AVAYA INC.]


                                 By
                                    --------------------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT A-6


                       FORM OF COMMITTED BORROWING REQUEST


Citibank, N.A., as Agent for
the Lenders referred to below,

------------------

------------------

Attention: [Date]

Ladies and Gentlemen:

       The undersigned, [__________________] (the "Borrower"), refers to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, [the Initial Borrower] [the Subsequent Borrower], the Lenders named therein, the agents named therein and Citibank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to
Section 2.04 of the Credit Agreement that it requests a Committed Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Committed Borrowing is requested to be made:


                     (A)  Date of Committed Borrowing (which is a Business Day)
                                                                                    ------------

                     (B)  Principal Amount of Committed Borrowing *
                                                                                    ------------

                     (C)  Interest rate basis **
                                                                                    ------------

                     (D)  Interest Period and the last day thereof ***
                                                                                    ------------


---------------------------

    * Not less than $10,000,000 (and in integral multiples of $1,000,000) or greater than the Total Commitment then available.

   **  Eurodollar Loan or ABR Loan.

  *** Which shall be subject to the definition of "Interest Period" and not later than the Maturity Date.

       Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.

                                          Very truly yours,

                                          [BORROWER]

                                          By
                                              -------------------------------
                                              Name:
                                              Title:  [Responsible Officer]

                                                                       EXHIBIT B


                              FORM OF STANDBY NOTE

$ [Amount of Commitment]  New York, New York
                                                                          [Date]


       FOR VALUE RECEIVED, the undersigned, [Lucent Technologies Inc.] [Avaya Inc.], a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [Name of Lender] (the "Lender"), at the office of Citibank, N.A. (the "Agent") at [Address of Citibank, N.A.], on the Maturity Date (as defined in the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (the "Credit Agreement"), among the Borrower, [the Initial Borrower] [the Subsequent Borrower], the Lenders named therein, the agents named therein and the Agent) the lesser of the principal sum of [amount of Commitment
in words] ($[      ]) and the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made to the Borrower by the Lender pursuant to the Credit Agreement, in lawful money of the United States of America, in immediately available funds, and to pay interest on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum, from the dates and payable on the dates provided in the Credit Agreement.

       The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

       The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

       All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates and maturity dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this Note.

       The Loans evidenced hereby are Committed Loans referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity thereof upon the happening of certain events, for optional and mandatory prepayment of the principal thereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        [LUCENT TECHNOLOGIES INC.],
                                        [AVAYA INC.]


                                        By
                                           ----------------------------------
                                           Name:
                                           Title:

                               Loans and Payments



--------------- --------------- --------------- -------------- ------------- ------------- -------------- ------------------
   Date            Amount         Maturity       Principal      Payments       Interest       Unpaid           Name of
   ----           and Type          Date         ---------      --------       --------      Principal         Person
                  of Loan           -----                                                     Balance          Making
                  --------                                                                    of Note         Notation
                                                                                              --------        --------
--------------- --------------- --------------- -------------- ------------- ------------- -------------- ------------------
--------------- --------------- --------------- -------------- ------------- ------------- -------------- ------------------

--------------- --------------- --------------- -------------- ------------- ------------- -------------- ------------------

                                                                       EXHIBIT C

                                     FORM OF

                            ASSIGNMENT AND ACCEPTANCE


       Reference is made to the 364-Day Competitive Advance and Revolving
Credit Facility Agreement dated as of September 25, 2000 (as the same may be modified, amended, extended or restated from time to time, the "Credit Agreement"), among Lucent Technologies Inc. and Avaya Inc. (collectively, the "Borrower"), the lenders party thereto (the "Lenders"), the agents party thereto and Citibank, N.A., as agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

       1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Effective Date and the Competitive Loans (if noted on the attached Schedule) and Committed Loans owing to the Assignor which are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 8.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights (except as set forth in Section 8.04(b) of the Credit Agreement) and be released from its obligations under the Credit Agreement.

       2. This Assignment and Acceptance is being delivered to the Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(f) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire and (iii) a processing and recordation fee of $3,500.

       3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

(may not be fewer than 5 Business
Days after the Date of Assignment):


-----------------------------------------------------------------------------------------------------------------------------

                                                                                  Percentage Assigned of
                                                                                  Facility and Commitment
                                                                                  thereunder (set forth, to at
                                                                                  least 8 decimals, as a
                                                                                  percentage of the Facility and
                                         Principal Amount Assigned                the aggregate Commitments
                                         and identifying information              of all the Lenders
                                         as to individual Competitive             ------------------
                                         Loans)                                   thereunder
                                         ----------------------------             ----------
-----------------------------------------------------------------------------------------------------------------------------
Commitment Assigned:                     $                                                      %
-----------------------------------------------------------------------------------------------------------------------------
Committed Loans:
-----------------------------------------------------------------------------------------------------------------------------
Competitive Loans, if any:
-----------------------------------------------------------------------------------------------------------------------------



The terms set forth above and on the
reverse side hereof are hereby agreed to:                     Accepted: as of               ,
                                                                             --------------

                               , as Assignor                  CITIBANK, N.A., as agent
-------------------------------


By:                                                           By:
    ------------------------------------------------              ------------------------------------------------
Name:                                                         Name:
Title:                                                        Title:

                               , as Assignee                  [LUCENT TECHNOLOGIES, INC.]
-------------------------------


By:                                                           By:
    ------------------------------------------------              ------------------------------------------------
Name:                                                         Name:
Title:                                                        Title:

                               , as Assignee                  [AVAYA INC.]
-------------------------------


By:                                                           By:
    ------------------------------------------------              ------------------------------------------------
Name:                                                         Name:
Title:                                                        Title:

                                                                     EXHIBIT D-1
                                     FORM OF

                 OPINION OF COUNSEL FOR LUCENT TECHNOLOGIES INC.

                                                                     EXHIBIT D-2

                                     FORM OF

                        OPINION OF COUNSEL FOR AVAYA INC.